EXHIBIT 99.1

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER ANY STATE SECURITIES LAWS ("BLUE SKY LAWS"), AND MAY NOT BE OFFERED OR SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT, AND AS REQUIRED BY BLUE SKY LAWS IN EFFECT AS TO SUCH TRANSFER, UNLESS AN EXEMPTION FROM SUCH REGISTRATION UNDER STATE AND FEDERAL LAW IS AVAILABLE.


                       E X C H A N G E   A G R E E M E N T

                              E.DIGITAL CORPORATION


E.DIGITAL CORPORATION
16770 West Bernardo Drive
San Diego, CA 92127                                             December 1, 2006
                                                                 (Must be dated)
Attention:  Mr. William Blakeley, President


Gentlemen:

      1. Exchange. The undersigned, DAVRIC Corporation, ("Noteholder"), hereby irrevocably transfers, sells, assigns and exchanges as of the above date (a) (i) that certain 15% Promissory Note, as amended, in the original principal amount of $750,000.00 due December 31, 2006 and (ii) that certain 15% Unsecured Promissory Note in the original principal amount of $290,164.36 due December 31, 2006 (collectively, the "15% Notes") issued by E.DIGITAL CORPORATION., a Delaware corporation (the "Company") for (b) (i) a 7.5% Convertible Subordinated Term Note issued by the Company in the original principal amount of $970,752.00 due: November 30, 2009 (the "Exchange Note") and (ii) 500,000 shares of common stock, $.001 par value of the Company (the "Exchange Shares" and collectively with the Exchange Note, the "Exchange Securities"). This exchange is made in accordance with and is subject to the terms of this Exchange Agreement, the Company's Certificate of Incorporation and Bylaws and Section 351(g) of the Internal Revenue Code of 1986, as amended and the regulations promulgated thereunder. Upon execution of this Exchange Agreement and the acceptance thereof by the Company, the undersigned hereby irrevocably delivers and tenders to the Company, the 15% Notes, as amended, for cancellation, free and clear of all liens, claims and encumbrances and when delivered in accordance with the terms hereof shall irrevocably deliver and tender the Exchange Securities to the Noteholder, mutual receipt of which is acknowledged and accepted by the Noteholder and the Company. This exchange is intended to constitute a tax-free exchange in accordance with and subject to Section 351(g) of the Internal Revenue Code.

      2. Acceptance of Exchange. This Exchange Agreement does not constitute an offer by the Company to sell the Exchange Securities to the undersigned, nor a solicitation of any offer from the undersigned to buy the Exchange Securities, and shall be deemed accepted by the Company only when countersigned by an executive officer of the Company. The Company may reject this Exchange, in whole or in part, for any reason in its sole discretion. I understand the Company has agreed to accept or reject this Exchange within 15 days of receipt by the Company of this duly executed Exchange Agreement together with the original 15% Notes, for cancellation in the manner set forth above. After such 15 days, if not accepted by the Company, I may revoke this Exchange Agreement by notice in writing.

      3. Representations and Warranties of the Company. The Company hereby represents and warrants to Noteholder as of the date of this Exchange Agreement as follows:

         (a) Authorization; Binding Obligations. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Exchange Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, sale, issuance and delivery of the Exchange Securities pursuant hereto has been taken or will be taken prior to the Closing. The Exchange Agreement when executed and delivered, will be valid and binding obligations of the Company enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights; and (b) general principles of equity that restrict the availability of equitable remedies.

         (b) Compliance with Other Instruments. The Company is not in violation or default of any term of its Certificate of Incorporation or Bylaws, or of any provision of any mortgage, indenture, contract, agreement, instrument or contract to which it is party or by which it is bound or of any judgment, decree, order, writ or, to its knowledge, any statute, rule or regulation applicable to the Company which would materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company. The execution, delivery, and performance of and compliance with this Exchange Agreement and the issuance of the Exchange Securities pursuant hereto, will not, with or without the passage of time or giving of notice, result in any such material violation, or be in conflict with or constitute a default under any such term, or result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company or the suspension, revocation, impairment, forfeiture or nonrenewal of any permit license, authorization or approval applicable to the Company, its business or operations or any of its assets or properties.

         (c) Litigation. There is no action, suit, proceeding or investigation pending or to the Company's knowledge currently threatened in writing against the Company that questions the validity of this Exchange Agreement or the right of the Company to enter into any of such agreement, or to consummate the transactions contemplated hereby or thereby, or which might result, either individually or in the aggregate, in any material adverse change in the assets, condition or affairs of the Company, financially or otherwise, or any change in the current equity ownership of the Company, nor is the Company aware that there is any basis for the foregoing.

         (d) Compliance with Laws; Permits. To its knowledge, the Company is not in violation of any applicable statute, rule, regulation, order or restriction of any domestic or foreign government or any instrumentality or agency thereof in respect of the conduct of its business or the ownership of its properties which violation would materially and adversely affect the business, assets, liabilities, financial condition or operations of the Company. No governmental orders, permissions, consents, approvals or authorizations are required to be obtained and no registrations or declarations are required to be filed in connection with the execution and delivery of this Exchange Agreement and the issuance of the Exchange Securities, except such as has been duly and validly obtained or filed, or with respect to any filings that must be made after the Closing, as will be filed in a timely manner.

      4. Representations and Warranties of Noteholder. With full knowledge that the Company and its officers, directors and controlling persons will be relying upon the following, among other things, in determining that the transfer of Exchange Securities to me in exchange for my 15% Notes will be exempt from the registration requirements of the Securities Act, and applicable state securities laws, I represent and warrant to the Company that:

         (a) Company Information. I understand that I and my adviser(s) have had a reasonable opportunity to ask questions of and receive answers from the Company, or a person or persons acting on its behalf, concerning my election to exchange the 15% Notes for the Exchange Securities, and all such questions have been answered to my or their full satisfaction. I acknowledge and agree that I have been provided with, or offered complete access to, information concerning the Company, its business, financial condition and prospects, and the offering of the Exchange Securities, equivalent to such information as would have been contained in a registration of the Exchange Securities under the Securities Act. I acknowledge that no representations or warranties have been made to me by the Company or persons acting on behalf of the Company, other than the representations set forth in this Exchange Agreement.

         (b) Restricted Securities. I acknowledge that the Exchange Securities have not been registered under the Securities Act, in reliance upon the exemption from registration provided by Rule 506 of Regulation D under the Securities Act, and under the securities or blue sky laws of any state or any rules or regulations promulgated thereunder, on the grounds that the offer and sale of such security to me is a transaction not involving any public offering. The Exchange Securities which I am acquiring hereby, as well as any shares of common stock issuable upon the conversion of the Exchange Note, are "restricted securities," as that term is defined in Rule 144(a) under the Securities Act. I acknowledge and understand that the Exchange Securities and any shares of common stock issuable upon the conversion of the Exchange Note, are unregistered and must be held by me indefinitely, unless they are subsequently registered under the Securities Act or an exemption from such registration is available for their resale. I understand and agree that the prior written consent of the Company will be necessary for any transfer by me of the Exchange Securities, in whole or in part, unless the Exchange Securities have been duly registered under the Securities Act or the transfer is made in accordance with Rule 144 under the Securities Act.

         (c) Legend. I understand and agree that the Exchange Securities, as well as any shares of common stock issuable upon the conversion of the Exchange Note, shall, unless and until removed in accordance with applicable law, contain a legend substantially in the following form, which I have read and understand:

               "These securities have not been registered under the Securities Act of 1933, as amended (the "Act"), or under any state securities laws, and are "restricted securities" as defined in Rule 144 under the Act. These securities may not be offered, sold, transferred, pledged or hypothecated in the absence of an effective registration statement for such securities under the Act or an opinion of counsel satisfactory to the Company that an exemption from such registration is available."

         (d) Registration. I understand that only the Company can file a registration statement under the Securities Act covering the Exchange Securities or any shares of common stock issuable upon the conversion of the Exchange Note.

         (e) Noteholder Can Bear Economic Risk. I represent and warrant to the Company in connection with my exchange of the 15% Notes and the acquisition of the Exchange Securities that (i) I have adequate means of providing for my current needs and possible personal contingencies, and this investment will not necessitate any change in my standard of living, (ii) I have no present need for liquidity in this investment, (iii) I am able to bear the economic risks of investment in the Exchange Securities for an indefinite period, and (iv) at this time could afford a complete loss of this investment.

         (f) Investment Has Substantial Risk. I recognize that an investment in the Exchange Securities is speculative and involves a high degree of risk.

         (g)  Acquisition  For Own Account;  Able to Protect Own  Interest.  The
Exchange Securities are being acquired solely for my own account, for investment, and not for the account of any other person and not with any intention to make any distribution or public offering of such securities. I (and if I am an entity, then the individual making this investment decision on my behalf), alone or together with my adviser(s), have such knowledge and experience in financial, tax and business matters as to enable me to utilize the information made available to me in order to evaluate the merits and risks of the prospective investment in the Exchange Securities to make an informed investment decision with respect thereto.

         (h) Authority; Residence. I, if a corporation, partnership, trust or other entity, have full power and authority to execute this Exchange Agreement, to make all representations, warranties and covenants set forth herein and to acquire and hold the Exchange Securities, and have my principal office as set forth on the signature page hereof; and this entity has not been formed for the specific purpose of acquiring the Exchange Securities. I, if an individual, am at least 21 years of age, and I reside at the place set forth on the signature page hereof. The undersigned is a "United States Person" within the meaning of
Section 7701(a)(30) of the Internal Revenue Code.

         (i) Reliance by Company. All information which I have provided to the Company is correct and complete as of the date set forth above and may be relied upon by the Company in determining the availability of an exemption from registration under federal and state securities laws in connection with the offering of securities as described herein and, if there should be any adverse change in such information prior to this Exchange Agreement being accepted, I will immediately provide the Company with such information.

         (j) No General Solicitation or Advertising. I have not been solicited by the Company or anyone on its behalf by any form of general solicitation or general advertising, including but not limited to (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or made available over telephone lines by any information service, or (ii) any seminar or meeting whose attendees had been invited by any means of general solicitation or general advertising.

         (k) Investment Intent. The Exchange Securities and any shares of common stock issuable upon the conversion of the Exchange Note, are being acquired for long-term investment only for my own account and not with a view to, or for sale in connection with, any distribution thereof. I do not have any present intention of distributing or selling the Exchange Securities or any shares of common stock issuable upon the conversion of the Exchange Note or any interest therein.

         (l) Ownership; Title. Noteholder is the owner of record and beneficially of the 15% Notes. All of the 15% Notes are owned by the Noteholder free and clear of any claim, levy, charge, pledge, hypothecation, trust, security interest, proxy, voting arrangement, conditional sale or title retention contract, or other encumbrance or restriction of any kind, including restrictions affecting voting rights, transferability or incidents of record or beneficial ownership (any of which being referred to as a "Lien"). The consummation by the Noteholder of the exchange of the 15% Notes will convey to the Company good and marketable title to the 15% Notes free and clear of all Liens. There are no other agreements or understandings in effect with respect to the transfer of the 15% Notes to which Noteholder is a party or is bound thereto.

         (m) No Conflicts. The execution, delivery and performance by Noteholder of this Agreement and any other agreement executed by Noteholder in connection herewith and the transactions (and the consummation of the transactions) contemplated hereby and thereby will not: (i) violate or conflict with any laws, rules or regulations of any governmental authority; (ii) result in the breach of, or constitute a default (with or without notice or lapse of time, or both) under, or require any consent under, any provision of (a) any debt instrument, indenture, mortgage agreement or other instrument or arrangement to which the Noteholder is a party or by which any of the 15% Notes owned by the Noteholder is bound or (b) any judgment, order or decree by which the Noteholder is bound or by which any of the 15% Notes owned by the Noteholder is bound or affected, or (iii) result in the imposition of any Lien on any of the 15% Notes owned by the Noteholder.

      5. Indemnification. I agree to indemnify and hold the Company, its officers, directors and every person who "controls" the Company within the meaning of Section 15 of the Securities Act ("controlling persons") harmless from and against all damages, losses, costs and expenses (including reasonable attorneys' fees) which they or any one of them may incur by reason of my failure to fulfill or my breach of any of the terms or conditions of this Exchange Agreement, or by reason of any breach of or the falsity, inaccuracy, or failure of any representation or warranty made by me herein, made in any document provided by me to the Company in connection with this Exchange, or otherwise made by me orally or in writing to the Company.

      6. Proceedings. In the event that any cause of action, litigation, legal proceeding or arbitration proceeding arises out of or in any way results from this Exchange Agreement for or acquisition of Exchange Securities (collectively, the "Proceeding") in which the undersigned is an adverse party to the Company or any director, officer or controlling person thereof, the undersigned agrees that:

         (a) he will produce, upon the Company's request such statements, returns and purchase and sale information as are directly relevant and material to his investment sophistication, knowledge and experience in business and financial matters, ability to evaluate the risks and merits of investing in the Exchange Securities and his status as an accredited investor; and that

         (b) the party or parties not prevailing in such Proceeding shall pay all costs whatever, including reasonable attorney fees, incurred in the defense or prosecution of any such Proceeding by the party or parties therein prevailing, it being further agreed that the undersigned will pay all costs and reasonable attorney fees incurred by any officer, director or controlling person of the Company who or which prevails in the defense of any Proceeding initiated by the undersigned. The undersigned further admits and agrees that the documents and records to be produced pursuant to subparagraph (a) of this Section 6 will not pose an undue burden upon him nor unduly intrude upon his right of privacy and are necessary to the defense of the Proceeding by the Company and any directors, officers or controlling persons thereof involved in the Proceeding.

      7. Accredited Investor Status. The undersigned is an entity in which the sole equity owner is an accredited investor.

      8. Financial Sophistication. I have prior investment experience, including investments in non-registered securities, or have employed the services of an investment advisor, attorney or accountant to read all of the documents furnished or made available by the Company and to evaluate the merits and risks of an investment in the Exchange Securities on my behalf. I recognize the highly speculative nature of this investment, and that I must be able to bear and am able to bear the economic risk I hereby assume.

      9. City and State Information. This Exchange Agreement for Exchange Securities was made by me solely in the CITY of Henderso STATE of Nevada.

      10. Type of Ownership: Noteholder is a corporation organized under the laws of the State of Nevada.

      11.  Arbitration.  Any  controversy  or claim  relating  to this  Exchange
Agreement or my investment in the Exchange Securities shall be resolved by arbitration pursuant to and run in accordance with the rules then prevailing of the American Arbitration Association. Any such arbitration shall be held in San Diego County, California. The prevailing party in the arbitration shall be entitled to an award of all expenses and reasonable attorneys' fees incurred in bringing or defending the arbitration.

      12. Blue Sky Qualification. The undersigned's right to purchase the Exchange Securities under this Exchange Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Exchange Securities from applicable Federal and State securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in the jurisdiction.

      13. Use of Pronouns. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

      14. Miscellaneous.

         (a) I agree not to transfer or assign this Exchange Agreement, or any interest herein, and further agree that any transfer or assignment of the Exchange Securities shall be made only in accordance with this Exchange Agreement and all applicable laws. I agree that this exchange is irrevocable and that I may not cancel, terminate or revoke this Exchange Agreement or any agreement made by me hereunder.

         (b)   Notwithstanding   any   of   the   representations,   warranties,
acknowledgments or agreements made herein by me, I do not thereby or in any other manner waive any rights granted to me under federal or state securities laws. I stipulate and agree, however, that the operation of this Exchange Agreement will not result in a waiver of such rights. All representations, warranties, covenants and undertakings made by me in this Exchange Agreement shall survive the Company's acceptance of this Exchange Agreement and the issuance and delivery of the Exchange Securities.

         (c) This Exchange Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and, except as otherwise set forth in Section 15(i), may be amended only by a writing executed by both parties. This Exchange Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of California applicable to contracts between residents of such state entered into and to be performed entirely within such state.

         (d) I acknowledge that this Exchange Agreement does not constitute an offer to me to buy, an offer of sale, or solicitation of an offer to buy the Exchange Securities, and that I shall have no right whatever to acquire any Exchange Securities until this Exchange Agreement affirmatively is accepted by the Company. Neither the mere passage of time nor failure of the Company to reject this Exchange Agreement shall constitute acceptance hereof.

         (e) Wherever the pronouns he, his or him appear in this Exchange Agreement, they shall include the feminine and neuter genders as well as the masculine and apply equally to individual and entity undersigneds, unless the context clearly requires otherwise.

         (f) Notices between the parties shall be effective only if in writing and delivered: if to the Company, to the address on the first page hereof; and if to me, to the address on the signature page hereof; or to any subsequent address provided in writing by either party.

         (g) This Exchange Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, administrators, executors, legal representatives, successors and permitted assigns. By executing this Exchange Agreement, I represent that I have carefully read it in its entirety.

         (h) I understand and acknowledge that this exchange for Exchange Securities shall be irrevocable until accepted or rejected by the Company (other than described in Paragraph 2), that it may not be canceled or revoked by me and that upon the Company's acceptance of this Exchange Agreement I will be legally bound to take the Exchange Securities on the terms and conditions set forth herein.


                              ********************

IN WITNESS WHEREOF, I the undersigned Noteholder, or a person duly authorized to act for me in the premises, has executed this Exchange Agreement by signature on the following Signature Page and initialed this and every preceding page hereof on the date first above written, in the City and State shown under Section 10 of this Exchange Agreement above.

                             *** Signature Page ***


Noteholder                                      DAVRIC Corporation


Auth. Person's Signature                        /s/ JERRY E. POLIS

Authorized Person's  Name & Title               Jerry E. Polis, President

Address of Principal Office                     980 American Pacific Drive, #111

                                                Henderson, Nevada 89014

Organized under laws of State or Country        Nevada

Telephone  (702)734-1888                        Fax No. (702)737-6900

Federal Tax I.D. Number   ________________________________


               **************************************************

                    Noteholder: Do Not Write Below This Line

Accepted: _____X_____                                X        /s/ ROBERT PUTNAM
                                                              Signature

Rejected: _______                                    Name:    ROBERT PUTNAM

DATED, December 12, 2006                             Title: Secretary